UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

617-786-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 18, 2015, State Street Corporation (“State Street”) issued $1,200,000,000 aggregate principal amount of 2.550% Senior Notes due 2020 (the “2020 Notes”), $1,300,000,000 aggregate principal amount of 3.550% Senior Notes due 2025 (the “2025 Notes”) and $500,000,000 aggregate principal amount of Floating Rate Senior Notes due 2020 (the “Floating Rate Notes,” and together with the 2020 Notes and the 2025 Notes, the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-200321) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). The Notes were issued pursuant to an Indenture dated as of October 31, 2014 (the “Indenture”), between State Street and U.S. Bank National Association, a national banking association organized under the laws of the United States, as trustee. The form of 2020 Note is filed as Exhibit 4.1 hereto, the form of 2025 Note is filed as Exhibit 4.2 hereto and the form of Floating Rate Note is filed as Exhibit 4.3 hereto. The Indenture has been included as Exhibit 4.2 to State Street’s Registration Statement on Form S-3, filed with the SEC on November 18, 2014.

The sale of the Notes was made pursuant to the terms of an underwriting agreement dated August 13, 2015 (the “Underwriting Agreement”), entered into among State Street and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein. The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

State Street expects to receive net proceeds from the offering of the Notes of approximately $2.98 billion, after deducting estimated expenses and underwriting discounts and commissions.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to State Street, has issued an opinion to State Street, dated August 18, 2015, regarding the legality of the Notes to be issued and sold in the offering upon issuance and sale thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 13, 2015, by and among State Street Corporation and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Form of 2.550% Senior Note due 2020

4.2	Form of 3.550% Senior Note due 2025

4.3	Form of Floating Rate Senior Note due 2020

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated August 18, 2015

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ David C. Phelan
Name:	David C. Phelan
Title:	Executive Vice President, General Counsel and Assistant Secretary

Date: August 18, 2015

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 13, 2015, by and among State Street Corporation and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Form of 2.550% Senior Note due 2020

4.2	Form of 3.550% Senior Note due 2025

4.3	Form of Floating Rate Senior Note due 2020

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated August 18, 2015

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1)